Acruence Active Hedge U.S. Equity ETF Trading Symbol: XVOL Listed on Cboe BZX Exchange, Inc Summary Prospectus April 28, 2023 www.acruenceetf.com

Before you invest, you may want to review the Acruence Active Hedge U.S. Equity ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 28, 2023 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.acruenceetf.com. You can also get this information at no cost by calling at (833) 653-6400 or by sending an e-mail request to info@acruenceetfs.com.

Investment Objective

The Acruence Active Hedge U.S. Equity ETF (the “Fund”) seeks capital appreciation with reduced volatility as compared to the S&P 500 Index (the “S&P 500”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.83%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal period April 21, 2021 (commencement of operations) to March 31, 2022, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by investing the Fund’s assets in equity securities that, in the view of Acruence Capital, LLC, the Fund’s investment sub-adviser (“Acruence” or the “Sub-Adviser”), can produce market returns (i.e., return consistent with U.S. large capitalizations stocks as represented by the S&P 500 index) with lower volatility (i.e., a lower annual price variance as compared to the S&P 500 on an annual basis) in various market environments. The Sub-Adviser seeks to reduce the Fund’s volatility through the use of various options strategies (as described below). The Fund’s equity portfolio consists of two components, one with a dividend equity focus (e.g., companies that pay regular dividends) and the other with a growth equity focus.

The Sub-Adviser seeks to reduce the Fund’s volatility by using various options strategies including purchasing options contracts on the CBOE Volatility Index (the “VIX Index”), which is a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of call and put options on the S&P 500. In addition, the Sub-Adviser may seek to reduce the Fund’s volatility by employing other options strategies such as a collar strategy, vertical spread strategy, covered call strategy, or box trade strategy, each as described more below. In connection with the Fund’s use of options strategies, the Fund will hold U.S. Treasury securities to satisfy any applicable margin requirements.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities comprising the S&P 500. However, the Fund’s overall equity market exposure will typically range from 50% to 95% and the Fund will hold between 40 and 80 equity securities. Equity market exposure refers to the percentage of the Fund’s portfolio that is exposed to the equity markets. For example, at a 75% market exposure, the Sub-Adviser will seek to use the volatility reducing options strategies discussed below to offset approximately 25% of the volatility of the Fund’s equity holdings. The composition of the Fund’s equity portfolio will generally be at least 25% to each of the dividend equity component and growth equity component with either component comprising up to 75% of the equity portfolio depending on market conditions, as discussed below.

The Fund may allocate up to 20% of its total assets in its wholly-owned subsidiary (the “Subsidiary”), which is organized under the laws of the Cayman Islands. The Subsidiary is advised by the Adviser (as defined herein), and will comply with the Fund’s investment objective and investment policies.

Equity Strategies. The Fund’s equity portfolio is constructed with a dividend equity component and a growth equity component. The Sub-Adviser begins the equity selection process by first analyzing the industries that make up the S&P 500. After completing the industry analysis, the Sub-Adviser will select securities for the dividend equity component and the growth equity component of the Fund’s equity portfolio by using the criteria set forth below.

●	Industry Analysis

1.	Relative Strength. The Sub-Adviser analyzes and ranks the change in each industry’s aggregate equity price compared to its peer industries over various periods.

2.	Institutional Investor Distribution. The Sub-Adviser analyzes the institutional and retail ownership of the securities in each industry and analyzes whether institutional ownership is increasing or decreasing. In the Sub-Adviser’s view, institutional investors tend to have more accurate forecasting.

3.	Earnings Ranking Changes. The Sub-Adviser analyzes each industry’s aggregate earnings and considers whether earnings are increasing or decreasing.

4.	Debt-to-Shareholder Equity. The Sub-Adviser analyzes each industry’s aggregate debt-to-equity ratios. In particular, the Sub-Adviser considers whether each industry’s debt-to-equity ratio is increasing (high debt, which suggests more risk) or decreasing (lower debt, which suggest less risk).

●	Dividend Equity Component. Within the industries the Sub-Adviser determines are the most attractive, the Sub-Adviser selects securities for the Fund’s dividend equity component based on:

1.	Yield. The Sub-Adviser analyzes the interest or dividend a company paid on the security over various periods.

2.	Relative Debt. The Sub-Adviser analyzes each company’s debt level compared to its peers in its industry.

3.	Relative Price to Earnings Ratios. The Sub-Adviser analyzes each company’s price-to-earnings ratio against that of its peers in its industry.

●	Growth Equity Component. Within the industries the Sub-Adviser determines are the most attractive, the Sub-Adviser selects securities for the Fund’s growth equity component based on:

1.	Earnings. The Sub-Adviser analyzes each potential company’s earnings growth compared to its peers in its industry. The Sub-Adviser will favor companies with higher earnings growth.

2.	Sales. The Sub-Adviser analyzes each potential company’s sales compared to its peers in its industry. The Sub-Adviser will favor companies with higher sales.

Volatility Reduction Option Strategies

The Sub-Adviser seeks to reduce the Fund’s volatility by engaging in one or more of the following five volatility reduction option strategies at any time. Stock portfolio volatility is a measure of the price fluctuations of the Fund’s portfolio over a certain period of time. A high level of volatility means that the value of the portfolio is prone to significant fluctuations over time, while a low level of volatility indicates that the value of the portfolio is relatively stable.

An option is a financial instrument that gives the holder (e.g., the Fund) the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a certain date. There are two main types of options: call options and put options. A call option gives the holder the right to buy the underlying asset at a specific price (the strike price) on or before the expiration date. A put option gives the holder the right to sell the underlying asset at a specific price on or before the expiration date. The price at which the underlying asset can be bought or sold is known as the option’s exercise price.

The Sub-Adviser uses the following options strategies to seek to reduce the Fund’s volatility and hedge against potential price movements in the Fund’s overall portfolio.

●	VIX Options Strategy: The Sub-Adviser may purchase option contracts on the VIX Index (“VIX Options”). The VIX Index measures the volatility of market value fluctuations in the market (not the current prices of securities). The VIX Index focuses on how fast market values are changing, and the faster market values change, the higher the VIX. Typically, increased volatility is more closely correlated with bear markets (than bull markets). The Sub-Adviser uses its algorithmic model as a metric, and purchases VIX Options when either the time premium has been reduced because it is close to expiration or volatility has subsided, making current and forward months inexpensive relative to historic metrics. Should volatility return and equity prices decline, the premium associated with the options will rise, offsetting declines in equity pricing. Generally speaking, the Fund will maintain varying exposure to VIX Options.

○	Maximum Gain: Unlimited.

○	Maximum Loss: The purchase price of the option contracts.

●	Collar Strategy: The Sub-Adviser may purchase put options and sell call options with differing strike prices to implement a “collar” strategy. The Fund will hold a long position in an underlying asset and simultaneously buy a protective put option and sell a call option on the same asset. The goal is to seek to protect against potential losses in the underlying asset. However, the use of a collar strategy will limit the potential gains the Fund may realize on long holdings in the underlying asset. The put option provides downside protection, while the call option limits the potential upside of the underlying asset. The Sub-Adviser may use a collar strategy if it is bullish on an asset but wants to protect the holding against potential declines in its price.

○	Maximum Gain: An amount equal to the call option’s strike price, less the underlying stock’s purchase price per share and the cost of the options.

○	Maximum Loss: An amount equal to the purchase price of the underlying stock and the cost of the options, less the put option’s strike price.

●	Vertical Spread Strategy: The Sub-Adviser may enter into vertical spread transactions. That is, the Fund will buy and sell options of the same type (either call options or put options) on the same underlying asset, but with different strike prices and/or expiration dates. The goal of this strategy is to seek to profit from a change in the price of the underlying asset, while also limiting potential losses through the opposing positions. Vertical spreads can be bullish or bearish, depending on whether the Fund is buying a call spread or a put spread. The Sub-Adviser may use a vertical spread when seeking to protect the Fund’s core equity portfolio (i.e., to seek to protect against potential declines in the market value of the core equity portfolio) as well as to generate additional income. The Sub-Adviser may employ the vertical spread strategy when it anticipates heightened stock market volatility.

o	Maximum Gain/Loss: The maximum gain and loss are calculated the same - an amount equal to the difference between the strike prices multiplied by the number of contracts or units subject to the option minus net premiums received.

●	Covered Call Strategy: The Sub-Adviser may enter into covered call transactions. That is, the Fund will hold a long position in an asset and sell call options on that same asset to seek to generate income through premiums. The strategy aims to generate income through the premiums received from selling the call options, while also potentially benefiting from potential appreciation in the underlying asset up to the amount of the strike price. The use of a covered call strategy will limit the potential gains the Fund may realize on long holdings in the underlying asset. Further, if the underlying asset increases significantly in price, the Fund may be required to sell the shares at a lower price than it could have obtained by simply selling the asset on the open market. The Sub-Adviser may use the covered call strategy when the Sub-Adviser has set a specific target price for selling a security in the Fund’s portfolio. In that case, the Fund may write a covered call at that same target price, which is expected to generate income if the security reaches that predetermined exit price.

○	Maximum Gain: The premium received for the options sold, plus the potential upside in the stock between the current price and the strike price.

○	Maximum Loss: The purchase price of the underlying stock less the premium received.

●	Box Trade Strategy: The Sub-Adviser may enter into box trades, which is an options strategy that involves simultaneously buying four option contracts to create offsetting positions to generate income. The strategy is neutral and not dependent on any directional movement from the underlying asset. To construct a box trade, the Fund uses two options for the “long leg” side, and two for the “short leg” side. For the long leg side, the Fund will buy a call option and sell a put option on the same underlying asset, with the same strike price and maturity. For the short leg side, the Fund will sell a call option and buy a put option on the same underlying asset, with the same strike price, and maturity. The Fund will use only “long” box trades, meaning that the Fund’s long leg strike price will always be lower than the short leg strike price. This creates a financing obligation through which the Fund will generate income at a fixed rate of interest tied to U.S. Treasury securities.

o	Maximum Gain: Potential gains are limited to the difference between the long leg and short leg strike prices, less the cost of the options.

o	Maximum Loss: None.

Portfolio Construction

The Fund’s portfolio construction begins with the Sub-Adviser’s outlook for the U.S. equity stock markets, which encompasses an analysis of proprietary price to value ratio and technical moving averages on major markets. The Sub-Adviser’s market outlook influences the Fund’s equity market exposure, the number of securities held, and the tilt of the Fund’s portfolio toward dividends or growth.

If the Sub-Adviser’s market outlook is positive, (1) the Fund’s dividend portfolio will generally consist of between 30 to 40 securities and will represent 25% to 50% of the Fund’s equity portfolio, and (2) the Fund’s growth portfolio will generally consist of between 30 to 40 securities and will represent 50% to 75% of the Fund’s equity portfolio.

In contrast, if the Sub-Adviser’s market outlook is negative, (1) the Fund’s dividend portfolio will generally consist of between 20 to 30 securities and will generally represent 50% to 75% of the Fund’s equity portfolio, and (2) the Fund’s growth portfolio will generally consist of between 20 to 30 securities and will represent 25% to 50% of the Fund’s equity portfolio.

That is, the Fund’s portfolio is generally subject to the following high-level guidelines:

Sub-Adviser’s Market Outlook	Negative	Neutral	Positive
Equity Market Exposure*	50%	75%	95%
Number of Equity Securities	40	60	80
Dividend Component/Growth Component	75/25	50/50	25/75

* Equity market exposure refers to the percentage of Fund’s portfolio that is exposed to the equity markets. For example, at a 75% equity market exposure, the Sub-Adviser will seek to use the volatility reducing options strategies discussed above to offset approximately 25% of the volatility of the Fund’s equity holdings.

The Sub-Adviser uses fundamentals (described below) as the primary driver when adding equity securities to the Fund’s portfolio.

●	Securities fundamentals are the underlying financial and economic factors that determine the value of a security. These factors can include a company’s financial statements, such as its income statement, balance sheet, and cash flow statement, as well as economic indicators, such as interest rates and inflation.

The Sub-Adviser uses the metrics of relative strength and institutional investor distribution to determine equity portfolio holdings to sell.

●	Relative strength is a technical analysis concept through which the Sub-Adviser compares the performance of a security to a peer group of securities. It can be used to gauge how securities are performing compared to their peers.

●	Institutional investor distribution refers to the distribution of a security’s ownership among institutional investors, which are large financial organizations that invest on behalf of clients. A security that has a high concentration of ownership among a few large institutional investors may be more vulnerable to sell-offs or changes in sentiment among those investors.

The Fund intends to gain exposure to VIX Options through its investments in the Subsidiary and may invest up to 20% of its total assets in the Subsidiary. The Subsidiary will invest only in VIX Options which do not generate good income under the source of income test required to qualify as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). Unlike the Fund, the Subsidiary may invest without limitation in VIX Options; however, the Subsidiary will comply with the same 1940 Act asset coverage requirements that are applicable to the Fund’s transactions in derivatives. In addition, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under the Code. The Fund is the sole investor in the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

The Fund is deemed to be non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Equity Market Risk. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Options Risk. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. Options may also present tracking risk. An imperfect or variable degree of correlation between price movements of the derivative and the underlying investment may prevent the portfolio from achieving the intended effect. The value of an option can change over time depending on several factors aside from just changes in the underlying asset’s price, such as the time remaining to expiration and the expected level of volatility in the underlying asset. For option buyers, the risk of loss is limited to the option premium at the time of purchase. Additionally, the value of the option may be lost if the Sub-Adviser fails to exercise such option at or prior to its expiration. If the Sub-Adviser applies an options strategy to seek to hedge the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, options strategies may lower the Fund’s return. The Fund’s options strategies are also subject to the following risks:

●	VIX Options Strategy Risk. One of the primary drivers of the value of a VIX Option is movement in the spot value of the VIX Index, which is a measure of implied volatility of S&P 500 options. Therefore, changing market expectations of future volatility will lead to changes in the market value of VIX Options. VIX Options will be subject to market risk. Because implied volatilities often rise during periods of market stress, the VIX Index is often negatively correlated to equity markets.

●	Collar Strategy Risk. By selling call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying asset above the exercise prices of such options. By purchasing put options in return for the payment of premiums, the Fund may be protected from a significant decline in the price of the underlying asset if the put options become in the money, but during periods where the underlying asset appreciates, the Fund will underperform due to the cost of the premiums paid and the increased value of any call options sold on the underlying asset. In addition, the Fund’s ability to sell the securities that are underlying assets for the options will be limited while the options are in effect unless the Fund cancels out the options positions through the purchase or sale of offsetting identical options prior to the expiration of the options

●	Vertical Spread Strategy Risk. The vertical spread strategy used to seek to protect the Fund against market declines during periods of volatility may not work as intended. Effective use of a vertical spread strategy to limit potential losses to the Fund depends on the Sub-Adviser setting an appropriate spread between the two options held by the Fund. Use of vertical spread options may offer downside protection to the Fund but also limit the Fund’s returns if the reference asset in a vertical spread option appreciates in value. As a consequence, the Fund may underperform relative to other funds that do not employ a vertical spread option strategy.

●	Covered Call Strategy Risk. When the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying asset to the exercise price (plus the premium received). The maximum potential gain on the underlying asset will be equal to the difference between the exercise price and the purchase price of the reference asset at the time the option is written, plus the premium received. In a rising market, the option may require an underlying asset to be sold at an exercise price that is lower than would be received if the underlying asset was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the reference asset during the option period, the loss realized may exceed such gain. If the underlying asset declines by more than the option premium the Fund receives, there will be a loss on the overall position.

●	Box Trade Strategy Risk. Use of a box trade strategy is intended to limit overall risk to the Fund since the loss in one option transaction is set off against the gain from another option transaction. Because box trades involve multiple options transactions, the Fund will incur additional transaction costs when utilizing a box trade strategy which will limit returns when using such a strategy.

Dividend Investing Risks. The Fund will be subject to the risk that issuers that have historically paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Such events could lower the price or yield of that company’s equity securities. Additionally, equity securities with that make high or regular dividend payments may underperform other securities in certain market conditions.

Growth Investing Risks. The Fund may invest in companies that appear to be growth-oriented. Growth companies are those that the Sub-Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Sub-Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Cayman Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The VIX Options and other investments held by the Subsidiary are generally similar to those investments that are permitted to be held by the Fund and are subject to the same economic risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, is exposed to the following risks:

◦	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

◦	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦	Trading. Although Shares are listed on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. Although the Sub-Adviser has options trading experience, the Sub-Adviser may not be able to replicate the historical performance of its options strategies. In addition, the Sub-Adviser’s investment strategy to seek lower volatility may cause the Fund to underperform the broader equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies.

Market Capitalization Risk.

◦	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Models and Data Risk. The composition of the Fund’s portfolio is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio universe that would have been excluded or included had the Models and Data been correct and complete. While the Sub-Adviser’s model measures relationships between the VIX Index, volatility, and premiums, levels may be depressed for extended periods and options can expire worthless.

Newer Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Tax Risk. The federal income tax treatment of the Fund’s income from the Subsidiary may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

U.S. Treasury Securities Risk. The Fund may invest in U.S. Treasury securities issued or guaranteed by the U.S. Treasury. U.S. government securities are subject to market risk, interest rate risk and counterparty risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Prior to April 28, 2023, the Fund was managed by the Sub-Adviser with different principal investment strategies. Updated performance information is available on the Fund’s website at www.acruenceetf.com.

Calendar Year Ended December 31, 2022

The Fund’s calendar year-to-date return as of March 31, 2023 was 7.47%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 5.49% for the quarter ended December 31, 2022 and the lowest quarterly return was -16.46% for the quarter ended June 30, 2022.

Average Annual Total Returns

For the Periods Ended December 31, 2022

	1 Year	Since Inception (April 21, 2021)
Return Before Taxes	-20.91%	-6.62%
Return After Taxes on Distributions	-21.43%	-7.03%
Return After Taxes on Distributions and Sale of Fund Shares	-12.00%	-5.01%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	-18.11%	-3.32%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser: Toroso Investments, LLC (“Toroso” or the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: Acruence Capital, LLC serves as investment sub-adviser to the Fund.

Portfolio Managers: Rob Emrich III, Founder and Managing Partner for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2021. Mike Reddington, Senior Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2021. Michael Venuto, Chief Investment Officer for the Adviser, has been a portfolio manager of the Fund since its inception in 2021. Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2021.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.acruenceetf.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.